UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) - March 4, 2014 (February 26, 2014)

ALLETE, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-3548	41-0418150
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

30 West Superior Street
Duluth, Minnesota 55802-2093
(Address of principal executive offices, including zip code)

(218) 279-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

On February 26, 2014, J.P. Morgan Securities LLC, in its capacity as agent for an affiliate of JPMorgan Chase Bank, National Association, London Branch, in the capacity of forward counterparty as described below, sold to the underwriters (the underwriters) named in the underwriting agreement dated February 26, 2014, 2,800,000 shares of ALLETE, Inc.’s (the Company) common stock (the borrowed shares) in connection with the forward sale agreement described below.

In connection with the offering and sale of the borrowed shares, the Company entered into a confirmation of forward sale transaction, dated February 26, 2014 (the forward sale agreement) with the forward counterparty, pursuant to which the forward counterparty (or its affiliate) borrowed the borrowed shares from third parties. The Company generally has the right to elect physical, cash or net share settlement under the forward sale agreement. Although the Company expects to physically settle the forward sale agreement entirely by delivering an aggregate of 2,800,000 shares of its common stock, it may elect cash or net share settlement, in its discretion, for all or a portion of its obligations under the forward sale agreement. In the event that the Company elects physical settlement of the forward sale agreement, it will deliver shares of its common stock in exchange for cash proceeds at the then-applicable forward sale price. The forward sale price will initially be $48.00875 per share, subject to adjustment as provided in the forward sale agreement. The forward sale agreement provides for settlement on a settlement date or dates to be specified at the Company’s discretion within approximately 12 months from February 26, 2014.

The forward counterparty will have the right to accelerate the forward sale agreement and require the Company to physically settle the forward sale agreement on a date specified by the forward counterparty if (1) in the commercially reasonable judgment of the forward counterparty, it or its affiliate is unable to hedge its exposure under the forward sale agreement because (i) of the lack of sufficient shares of the Company common stock being made available for borrowing by lenders or (ii) it is commercially impracticable to borrow shares from lenders at a rate less than a specified amount, (2) the Company declares any dividend or distribution on shares of the Company common stock payable in (a) cash in excess of a specified amount (other than extraordinary dividends), (b) securities of another company or (c) any other type of securities (other than the Company common stock), rights or warrants or other assets for payment at less than the prevailing market price as reasonably determined by the forward counterparty, (3) certain ownership thresholds applicable to the forward counterparty are exceeded, (4) an event is announced that, if consummated, would result in an extraordinary event (as defined in the forward sale agreement) including, among other things, certain mergers and tender offers, as well as certain events involving the nationalization of the Company or the delisting of the Company common stock (each as more fully described in the forward sale agreement), or (5) certain other events of default or termination events occur, including, among other things, any material misrepresentation made by the Company in connection with entering into the forward sale agreement (each as more fully described in the forward sale agreement).

The description of the forward sale agreement set forth above is qualified in its entirety by reference to the forward sale agreement, a copy of which is filed as Exhibit 10 to this Current Report on Form 8-K and incorporated by reference herein.

SECTION 8 - OTHER EVENTS

Item 8.01	Other Events.

On February 26, 2014, the Company entered into an underwriting agreement with J.P. Morgan Securities LLC and Robert W. Baird & Co. Incorporated, as representatives of the underwriters named therein, and J.P. Morgan Securities LLC, in its capacity as agent for an affiliate of JPMorgan Chase Bank, National Association, London Branch, in the capacity of forward counterparty. In addition to the sale of the borrowed shares pursuant to the underwriting agreement, the underwriting agreement included a grant of an over-allotment option to the underwriters to purchase up to an additional 420,000 shares of the Company common stock (the option shares). On February 27, 2014, the over-allotment option was exercised with respect to all 420,000 option shares. On March 4, 2014, the the Company issued and sold the option shares to the underwriters.

The offering of the common stock has been registered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-190335).

A copy of the underwriting agreement is filed as Exhibit 1 hereto and a copy of the opinion and consent of Deborah A. Amberg, Esq. relating to the validity of the shares of common stock is filed as Exhibit 5 hereto.

ALLETE, Inc. Form 8-K dated March 4, 2014

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number		Description of Exhibit
1	–
Underwriting Agreement, dated February 26, 2014, among ALLETE, Inc., J.P. Morgan Securities LLC and Robert W. Baird & Co. Incorporated, as representatives of the underwriters named therein, and J.P. Morgan Securities LLC, in its capacity as agent for an affiliate of JPMorgan Chase Bank, National Association, London Branch.

5	–	Opinion and Consent, dated March 4, 2014, of Deborah A. Amberg, Esq.
10	–	Confirmation of Forward Sale Transaction, dated February 26, 2014, between ALLETE, Inc. and JPMorgan Chase Bank, National Association, London Branch.

Readers are cautioned that forward-looking statements should be read in conjunction with the Company’s disclosures under the heading “Forward-Looking Statements” located on page 3 of this Form 8-K.

ALLETE, Inc. Form 8-K dated March 4, 2014

Forward-Looking Statements

Statements in this report that are not statements of historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there can be no assurance that the expected results will be achieved. Any statements that express, or involve discussions as to, future expectations, risks, beliefs, plans, objectives, assumptions, events, uncertainties, financial performance, or growth strategies (often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “projects,” “likely,” “will continue,” “could,” “may,” “potential,” “target,” “outlook” or words of similar meaning) are not statements of historical facts and may be forward-looking.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we are providing this cautionary statement to identify important factors that could cause our actual results to differ materially from those indicated in forward-looking statements made by or on behalf of ALLETE in this Form 8-K, in presentations, on our website, in response to questions or otherwise. These statements are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements that could cause our actual results to differ materially from those indicated in the forward-looking statements:

•	our ability to successfully implement our strategic objectives;

•	global and domestic economic conditions affecting us or our customers;

•	wholesale power market conditions;

•
regulatory or legislative actions, including those of the United States Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Public Service Commission of Wisconsin, the North Dakota Public Service Commission, the Environmental Protection Agency and various state and local regulators, that impact our allowed rates of return, capital structure, ability to secure financing, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power, capital investments and other expenses, including present or prospective environmental matters;

•	changes in and compliance with laws and regulations;

•	effects of competition, including competition for retail and wholesale customers;

•	effects of restructuring initiatives in the electric industry;

•	changes in tax rates or policies or in rates of inflation;

•	the impacts on our Regulated Operations of climate change and future regulation to restrict the emissions of greenhouse gases;

•	the outcome of legal and administrative proceedings (whether civil or criminal) and settlements;

•	weather conditions, natural disasters and pandemic diseases;

•	our ability to access capital markets and bank financing;

•	changes in interest rates and the performance of the financial markets;

•	project delays or changes in project costs;

•	availability and management of construction materials and skilled construction labor for capital projects;

•	changes in operating expenses and capital expenditures and our ability to recover these costs;

•	pricing, availability and transportation of fuel and other commodities and the ability to recover the costs of such commodities;

•	our ability to replace a mature workforce and retain qualified, skilled and experienced personnel;

•	effects of emerging technology;

•	war, acts of terrorism and cyber attacks;

•	our ability to manage expansion and integrate acquisitions;

•	our current and potential industrial and municipal customers’ ability to execute announced expansion plans;

•	population growth rates and demographic patterns; and

•	zoning and permitting of land held for resale, real estate development or changes in the real estate market.

Additional disclosures regarding factors that could cause our results or performance to differ from those anticipated by this report are discussed in Item 1A under the heading “Risk Factors” beginning on page 28 of ALLETE’s 2013 Form 10-K. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in this Current Report on Form 8‑K and in other reports filed with the SEC that attempt to identify the risks and uncertainties that may affect ALLETE’s business.

ALLETE, Inc. Form 8-K dated March 4, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLETE, Inc.

March 4, 2014	/s/ Steven W. Morris
Steven W. Morris
Controller

ALLETE, Inc. Form 8-K dated March 4, 2014
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